                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Global Total Return
                                                  Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: 2020 Calamos Court, Naperville
                                        Illinois 60563

NAME AND ADDRESS OF AGENT FOR SERVICE: James S. Hamman, Jr., Secretary,
                                       Calamos Advisors LLC,
                                       2020 Calamos Court,
                                       Naperville, Illinois
                                       60563

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2006

DATE OF REPORTING PERIOD: July 31, 2006

                        CALAMOS GLOBAL TOTAL RETURN FUND

ITEM 1. SCHEDULE OF INVESTMENTS July 31, 2006 (UNAUDITED)

                            GLOBAL TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS JULY 31, 2006 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                       --------------
CORPORATE BONDS (44.2%)
                  CONSUMER DISCRETIONARY (12.9%)
$ 2,500,000       Asbury Automotive Group, Inc.()
                  9.000%, 06/15/12                                $    2,531,250
  2,250,000       Beazer Homes USA, Inc.
                  8.375%, 04/15/12                                     2,216,250
  1,800,000       GameStop Corp.@
                  8.000%, 10/01/12                                     1,836,000
  1,875,000       Goodyear Tire & Rubber Company@
                  7.857%, 08/15/11                                     1,743,750
    350,000       Jarden Corp.@
                  9.750%, 05/01/12                                       365,750
  2,325,000       NCL Holding, ASA
                  10.625%, 07/15/14                                    2,278,500
  2,500,000       Russell Corp.@
                  9.250%, 05/01/10                                     2,625,000
    825,000       Warner Music Group
                  7.375%, 04/15/14                                       800,250
  1,750,000       William Lyon Homes, Inc.
                  10.750%, 04/01/13                                    1,618,750
                                                                  --------------
                                                                      16,015,500
                                                                  --------------
                  CONSUMER STAPLES (5.1%)
  1,500,000       Del Monte Foods Company@
                  8.625%, 12/15/12                                     1,563,750
  2,250,000       Gold Kist, Inc.
                  10.250%, 03/15/14                                    2,373,750
  2,250,000       WH Intermediate Holdings, Ltd.
                  9.500%, 04/01/11                                     2,472,188
                                                                  --------------
                                                                       6,409,688
                                                                  --------------
                  ENERGY (2.9%)
  1,000,000       Giant Industries, Inc.
                  8.000%, 05/15/14                                     1,000,000
  1,700,000       Paramount Resources, Ltd.
                  8.500%, 01/31/13                                     1,761,625
    750,000       Petroleo Brasileiro, SA
                  8.375%, 12/10/18                                       850,313
                                                                  --------------
                                                                       3,611,938
                                                                  --------------
                  FINANCIALS (0.4%)
    500,000       E*TRADE Financial Corporation
                  7.875%, 12/01/15                                       518,750
                                                                  --------------
                  INDUSTRIALS (9.6%)
  2,225,000       Accuride Corp.
                  8.500%, 02/01/15                                     2,080,375
  1,730,000       Columbus McKinnon Corp.
                  8.875%, 11/01/13                                     1,773,250
  1,750,000       Commercial Vehicle Group, Inc.
                  8.000%, 07/01/13                                     1,669,062
  1,700,000       General Cable Corp.@
                  9.500%, 11/15/10                                     1,819,000
  2,200,000       Greenbrier Companies, Inc.
                  8.375%, 05/15/15                                     2,246,750
  1,750,000       Orbital Sciences Corp.
                  9.000%, 07/15/11                                     1,855,000

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                       --------------
$   500,000       Sequa Corp.
                  8.875%, 04/01/08                                $      523,125
                                                                  --------------
                                                                      11,966,562
                                                                  --------------
                  INFORMATION TECHNOLOGY (3.0%)
    900,000       Avago Technologies*@
                  11.875%, 12/01/15                                      976,500
  1,000,000       Ipayment, Inc.*
                  9.750%, 05/15/14                                     1,005,000
  1,700,000       SunGuard Data Systems, Inc.
                  9.125%, 08/15/13                                     1,744,625
                                                                  --------------
                                                                       3,726,125
                                                                  --------------
                  MATERIALS (4.9%)
  2,000,000       Aleris International, Inc.
                  9.000%, 11/15/14                                     2,260,000
    900,000   EUR Ineos Group Holdings, PLC*
                  7.875%, 02/15/16                                     1,077,806
  1,000,000       Polyone Corporation@
                  8.875%, 05/01/12                                     1,003,750
  1,815,000       U.S. Concrete, Inc.
                  8.375%, 04/01/14                                     1,805,925
                                                                  --------------
                                                                       6,147,481
                                                                  --------------
                  TELECOMMUNICATION SERVICES (3.4%)
  2,250,000       Alamosa Holdings, Inc.
                  11.000%, 07/31/10                                    2,469,375
    900,000       Citizens Communications Company
                  9.000%, 08/15/31                                       927,000
    750,000       Windstream Corp.*
                  8.625%, 08/01/16                                       783,750
                                                                  --------------
                                                                       4,180,125
                                                                  --------------
                  UTILITIES (2.0%)
    750,000       Edison International
                  7.730%, 06/15/09                                       765,000
  1,600,000       PSEG Energy Holdings, Inc.
                  10.000%, 10/01/09                                    1,736,000
                                                                  --------------
                                                                       2,501,000
                                                                  --------------
                  TOTAL CORPORATE BONDS
                  (Cost $55,400,038)                                  55,077,169
                                                                  --------------
CONVERTIBLE BONDS (11.0%)
                  CONSUMER DISCRETIONARY (2.4%)
  1,500,000   GBP Punch Taverns Redwood Jersey Co. Ltd.
                  5.000%, 12/14/10                                     2,991,942
                                                                  --------------
                  FINANCIALS (0.9%)
  1,000,000       Deutsche Bank Luxembourg S.A.
                  (USA Interactive)* ++ []
                  5.349%, 05/01/12                                     1,107,600
                                                                  --------------
                  HEALTH CARE (1.7%)
    340,000       Advanced Medical Optics, Inc.*
                  3.250%, 08/01/26                                       361,675
  1,700,000       Wyeth++
                  5.109%, 01/15/24                                     1,815,600
                                                                  --------------
                                                                       2,177,275
                                                                  --------------

                See accompanying notes to Schedule of Investments

                            GLOBAL TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS JULY 31, 2006 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                       --------------
                  INDUSTRIALS (2.0%)
$ 1,500,000       Allied Waste Industries, Inc.@
                  4.250%, 04/15/34                                $    1,348,125
  1,175,000       Quanta Services, Inc.*
                  3.750%, 04/30/26                                     1,191,156
                                                                  --------------
                                                                       2,539,281
                                                                  --------------
                  INFORMATION TECHNOLOGY (2.8%)
  1,000,000       DST Systems, Inc.
                  4.125%, 08/15/23                                     1,275,000
  2,200,000       Electronic Data Systems Corp.()
                  3.875%, 07/15/23                                     2,213,750
                                                                  --------------
                                                                       3,488,750
                                                                  --------------
                  MATERIALS (1.2%)
 10,000,000   ZAR Harmony Gold Mining Company, Ltd.
                  4.875%, 05/21/09                                     1,490,681
                                                                  --------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost $14,125,069)                                  13,795,529
                                                                  --------------

 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
CONVERTIBLE PREFERRED STOCKS (11.9%)
                  CONSUMER DISCRETIONARY (2.0%)
     90,000       Ford Motor Company Capital
                  Trust II()
                  6.500%                                               2,574,000
                                                                  --------------
                  FINANCIALS (7.6%)
        550       Fortis Insurance, N.V.
                  (Assurant, Inc.)*[]
                  7.750%                                                 702,350
    101,000       Lehman Brothers Holdings, Inc.
                  (General Mills, Inc.) ()[]
                  6.250%                                               2,633,070
     22,000       Morgan Stanley & Co.
                  Incorporated (Nuveen
                  Investments, Inc.) ()[]
                  5.875%                                                 935,000
     44,000       National Australia Bank, Ltd.()
                  7.875%                                               1,936,000
  4,200,000   CHF Swiss Re
                  6.000%                                               3,238,029
                                                                  --------------
                                                                       9,444,449
                                                                  --------------
                  INDUSTRIALS (2.3%)
    900,000   GBP BAE Systems, PLC
                  7.750%                                               2,852,288
                                                                  --------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost $14,799,470)                                  14,870,737
                                                                  --------------
COMMON STOCKS (79.9%)
                  CONSUMER DISCRETIONARY (4.7%)
     60,000   SEK Electrolux AB                                          870,846
     96,000       Grupo Televisa, S.A.()                               1,777,920
     80,000   SEK Husqvarna AB                                           860,269
      3,500   EUR PUMA AG Rudolf Dassler Sport                         1,268,777

 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
    340,000   ZAR Truworths International, Ltd.                   $    1,101,970
                                                                  --------------
                                                                       5,879,782
                                                                  --------------
                  CONSUMER STAPLES (5.8%)
    140,000   GBP British American Tobacco p.l.c.                      3,772,490
     27,000       Reynolds American, Inc.()                            3,423,060
                                                                  --------------
                                                                       7,195,550
                                                                  --------------
                  ENERGY (12.4%)
     30,000       Chevron Corp.()                                      1,973,400
    121,000   EUR ENI S.p.A.                                           3,712,190
    132,000   EUR Motor Oil (Hellas) Corinth
                  Refineries S.A.                                      3,674,256
     20,000   EUR OMV, AG                                              1,230,272
     42,000       PetroChina Company, Ltd.()                           4,804,800
                                                                  --------------
                                                                      15,394,918
                                                                  --------------
                  FINANCIALS (22.5%)
    140,000   AUD Australian Stock Exchange, Ltd.                      3,510,755
     60,000       Bancolombia, S.A.()                                  1,618,800
    135,000   JPY Daiwa Securities Group Inc.                          1,509,916
     27,600   EUR EFG Eurobank Ergasias                                  780,376
      7,000       Goldman Sachs Group, Inc.()                          1,069,250
     73,000   GBP Investec, PLC                                        3,820,070
     40,000       J.P. Morgan Chase & Company()                        1,824,800
      1,200   CHF Liechtensteinische Landesbank, AG                      964,625
     43,000   AUD Macquarie Bank Limited                               2,037,491
     60,000   JPY Nikko Cordial Corp.                                    716,020
    240,000   AUD QBE Insurance Group Limited                          4,053,674
  1,500,000   SGD Singapore Exchange, Ltd.                             3,511,349
     59,000       Washington Mutual, Inc.()                            2,637,300
                                                                  --------------
                                                                      28,054,426
                                                                  --------------
                  HEALTH CARE (8.1%)
    240,000   ZAR Aspen Pharmacare Holdings, Ltd.                      1,217,569
     80,000       Bristol-Myers Squibb Company()                       1,917,600
     21,000   AUD CSL Limited                                            850,454
     80,000       Merck & Company, Inc.()                              3,221,600
     72,000       Pfizer, Inc.()                                       1,871,280
      6,000   CHF Roche Holding AG                                     1,067,773
                                                                  --------------
                                                                      10,146,276
                                                                  --------------
                  INDUSTRIALS (11.9%)
    170,000   SEK Alfa Laval AB                                        5,576,662
      9,000       Boeing Company()                                       696,780
     11,000   JPY FANUC, Ltd.                                            917,227
     70,000   JPY Komatsu, Ltd.                                        1,410,125
    190,000   AUD Leighton Holdings Limited                            2,808,105
    225,000   GBP Rolls-Royce Group plc                                1,854,104
     23,000   NOK Veidekke ASA                                           752,037
     40,000   EUR YIT-Yhtyma Oyj                                         880,169
                                                                  --------------
                                                                      14,895,209
                                                                  --------------
                  INFORMATION TECHNOLOGY (11.9%)
     65,000   GBP CSR, PLC                                             1,379,710
     47,000   JPY HOYA Corp.                                           1,643,945
     54,000       Infosys Technologies, Ltd.@()                        2,218,860
     60,000       Microsoft Corp.                                      1,441,800
    190,000   EUR Nokia Corp.                                          3,772,020
    175,000   ZAR Reunert, Ltd.                                        1,674,092
    270,000   JPY Toshiba Corp.#                                       1,746,560

                See accompanying notes to Schedule of Investments

                            GLOBAL TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS JULY 31, 2006 (UNAUDITED)

 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
    170,000   HKD Vtech Holdings                                  $      951,230
                                                                  --------------
                                                                      14,828,217
                                                                  --------------
                  MATERIALS (1.8%)
     33,000   CAD Teck Cominco, Ltd.#                                  2,184,059
                                                                  --------------
                  UTILITIES (0.8%)
     45,000   GBP Scottish & Southern Energy                           1,017,402
                                                                  --------------
                  TOTAL COMMON STOCKS
                  (Cost $89,163,938)                                  99,595,839
                                                                  --------------

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                       --------------
SHORT-TERM INVESTMENT (0.5%)
                  COMMERCIAL PAPER (0.5%)
$   584,000       Citigroup, Inc
                  5.230%, 08/01/06
                  (Cost $584,000)                                        584,000
                                                                  --------------

 NUMBER OF
   SHARES                                                              VALUE
-----------                                                       --------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (10.4%)
 12,948,353       Bank of New York Cash Reserve Fund
                  current rate 5.400%
                  (Cost $12,948,353)                                  12,948,353
                                                                  --------------
TOTAL INVESTMENTS (157.9%)
(Cost $187,020,868)                                                  196,871,627
                                                                  --------------

 NUMBER OF
 CONTRACTS                                                             VALUE
-----------                                                       --------------
WRITTEN OPTIONS (-1.1%)
                  FINANCIALS (-1.1%)
                  IShares MSCI EAFE Index Fund#
      1,500       Call, 09/16/06 Strike 64.00                           (435,000)
      1,300       Call, 12/16/09 Strike 64.00                           (585,000)
        300       Call, 09/16/06 Strike 62.00                           (138,000)
      1,200       SPDR Trust, Series 1#
                  Call, 09/16/06 Strike 129.00                          (249,000)
                  TOTAL WRITTEN OPTIONS
                  (Premium  $900,072)                                 (1,407,000)
                                                                  --------------
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-10.4)                    (12,948,353)
                                                                  --------------
OTHER ASSETS, LESS LIABILITIES (1.0%)                                  1,200,294
                                                                  --------------
PREFERRED SHARES AT REDEMPTION VALUE INCLUDING
DIVIDENDS PAYABLE (-47.4%)                                           (59,049,176)
                                                                  --------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)             $  124,667,392
                                                                  --------------

NOTES TO SCHEDULE OF INVESTMENTS

Note: Value for securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date shown on options represents the expiration date of the option contracts. The option contracts may be exercised at any date on or before the date shown.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At July 31, 2006, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $7,205,837 or 5.8 % of net assets.

@    Security, or portion of security, is on loan.

#    Non-income producing security.

++ Variable rate security. The interest rate shown is the rate in effect at July 31, 2006.

() Security position, or portion of security is held in a segregated account as collateral for written options aggregating a total market value of $40,345,863.

[] Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

ZAR  South African Rand

                See accompanying notes to Schedule of Investments

                        NOTES TO SCHEDULES OF INVESTMENTS
                                   (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Global Total Return Fund (the "Fund") was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

PORTFOLIO VALUATION. Calamos Advisors LLC values the Fund's portfolio securities in accordance with policies and procedures on the valuation of securities adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its NAV. Securities traded in the over-the-counter ("OTC") market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking a NOCP, the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.

When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option. If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing service.

Securities that are principally traded in a foreign market are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading in securities on European and Far Eastern securities exchanges and OTC markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition,

                        NOTES TO SCHEDULES OF INVESTMENTS
                                   (unaudited)

trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated. As stated above, if the market prices are not readily available or are not reflective of a security's fair value, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to Board of Trustees guidelines and under the ultimate supervision of the Board of Trustees if the value of a foreign security it holds is materially affected by events occurring before their pricing time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in

                        NOTES TO SCHEDULES OF INVESTMENTS
                                   (unaudited)

the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 2 - INVESTMENTS

The following information is presented on an income tax basis as of July 31, 2006. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences.

The cost basis of investments for Federal income tax purposes at July 31, 2006 was as follows:

Cost basis of investments                    $187,360,122
                                             ------------
Gross unrealized appreciation                  14,285,955
Gross unrealized depreciation                  (4,774,450)
                                             ------------
Net unrealized appreciation (depreciation)   $  9,511,505
                                             ------------

                        NOTES TO SCHEDULES OF INVESTMENTS
                                   (unaudited)

NOTE 3 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at July 31, 2006.

NOTE 4 - SYNTHETIC CONVERTIBLE SECURITIES

The Fund may establish a "synthetic" convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

NOTE 5 - PREFERRED SHARES

There are unlimited shares of Auction Rate Cumulative Preferred Shares ("Preferred Shares") authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 2,360 shares of Preferred Shares outstanding consist of one series, 2,360 shares of T. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.

                        NOTES TO SCHEDULES OF INVESTMENTS
                                   (unaudited)

Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 4.10% to 5.21% for the nine-month period ended July 31, 2006. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the Fund's option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common stock, when the respective classes vote alone.

NOTE 6 - SECURITIES LENDING

During the nine-month period ended July 31, 2006, the Fund loaned certain of its' securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors LLC and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At July 31, 2006, the Fund had securities valued at $12,631,449 that were on loan to broker-dealers and banks and $12,948,353 in cash or cash equivalent collateral.

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

(a)  Certification of Principal Executive Officer.

(b)  Certification of Principal Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: September 22, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund


By: /s/ John P. Calamos, Sr.
    ---------------------------------
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: September 22, 2006


By: /s/ Patrick H. Dudasik
    ---------------------------------
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: September 22, 2006